Exhibit 99.1
Lifecore Biomedical Reports Financial Results for the Third Quarter Ended September 30, 2026, and Provides Corporate Update
-- Multiple New Business Wins Continue to Strengthen Growing Pipeline --
CHASKA, Minn., November 4, 2026 -- Lifecore Biomedical, Inc. (NASDAQ: LFCR) (“Lifecore”), a fully integrated injectables contract development and manufacturing organization (“CDMO”), today announced results for the third quarter and nine months ended September 30, 2026.
CEO Commentary
“During the third quarter, Lifecore secured two new technology transfer projects. One will support process performance qualification (PPQ) batches for a biotech company’s new drug application (NDA) for a new chemical entity, and the other will support a currently marketed product for a large pharmaceutical company. We believe these programs will add to Lifecore’s high-value pipeline, and we expect each to contribute to the company’s long-term revenue growth objectives, beginning in 2027,” said Paul Josephs, president and chief executive officer of Lifecore. “In addition, early in the fourth quarter, we secured three new development-phase programs. These include one Phase 2 product with a top-20 global pharmaceutical company and two Phase 3 products with two biotech companies.”
Financial Snapshot
•Revenues for the third quarter of 2026 were $25.3 million, a decrease of $5.8 million, or 18.6% compared to $31.1 million for the prior year quarter ended September 30, 2025. Revenues for the nine months ended September 30, 2026, were $82.7 million, a decrease of $23.0 million, or 21.8% compared to $105.7 million for the nine months ended September 30, 2025.
•Gross profit for the quarter was $6.8 million, a decrease of $1.0 million compared to $7.8 million for the prior year quarter ended September 30, 2025. Gross profit for the nine months ended September 30, 2026, was $23.4 million, a decrease of $11.3 million compared to $34.7 million for the nine months ended September 30, 2025.
•Operating expenses for the third quarter were $7.7 million, a decrease of $3.1 million, or 28.9%, compared to $10.9 million for the prior year quarter ended September 30, 2025. Operating expenses for the nine months ended September 30, 2026, were $26.4 million, a decrease of $10.0 million, or 27.5%, compared to $36.4 million for the nine months ended September 30, 2025.
•Cash from operations was $9.5 million and free cash flow* was $6.9 million for the nine months ended September 30, 2026.
•Net loss for the third quarter of 2026 was $40.1 million or $1.08 loss per diluted share, as compared to net loss of $10.0 million or $0.29 loss per diluted share, for the prior year quarter ended September 30, 2025. Net loss for the nine months ended September 30, 2026, was $61.2 million or $1.70 loss per diluted share, as compared to net loss of $20.9 million or $0.64 loss per diluted share for the nine months ended September 30, 2025.
•Adjusted EBITDA* for the third quarter was $4.0 million, an increase of $1.0 million compared to $3.1 million for the prior year quarter ended September 30, 2025. Adjusted EBITDA* for the nine months ended September 30, 2026, was $13.6 million, a decrease of $7.4 million compared to $21.1 million for the nine months ended September 30, 2025.
•Ended the third quarter of 2026 with approximately $38.0 million in liquidity, including cash of $23.0 million and revolving credit availability of $15.0 million.

*    Adjusted EBITDA and free cash flow are non-GAAP financial measures and exclude certain items from net income or loss and operating cash flows, respectively, the nearest comparable measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Please see “Non-GAAP Financial Information” below for more information, including definitions of Adjusted EBITDA and free cash flow and reconciliations to net loss and operating cash flows, respectively, for the periods noted in this press release.
Supplemental Financial Data
Supplemental Revenue and Gross Profit Data

	Three months ended September 30,		Change
	2026	2025	Amount	%
(dollars in thousands)
Revenues:
CDMO	$17,777	$21,749	$(3,972)	(18)%
HA manufacturing	7,545	9,360	(1,815)	(19)%
Total revenues	25,322	31,109	(5,787)	(19)%
Cost of sales	18,496	23,318	(4,822)	(21)%
Gross profit	6,826	7,791	(965)	(12)%
Gross profit percentage	27.0%	25.0%	2.0%

	Nine months ended September 30,		Change
	2026	2025	Amount	%
(dollars in thousands)
Revenues:
CDMO	$49,104	$69,382	$(20,278)	(29)%
HA manufacturing	33,578	36,304	(2,726)	(8)%
Total revenues	82,682	105,686	(23,004)	(22)%
Cost of sales	59,319	70,981	(11,662)	(16)%
Gross profit	23,363	34,705	(11,342)	(33)%
Gross profit percentage	28.3%	32.8%	(4.5)%
Supplemental Operating Expense Data

	Three months ended September 30,		Change
	2026	2025	Amount	%
(dollars in thousands)
Research and development	$1,421	$1,963	$(542)	(28)%
Selling, general and administrative	6,299	8,895	(2,596)	(29)%
Total operating expenses	$7,720	$10,858	$(3,138)	(29)%

	Nine months ended September 30,		Change
	2026	2025	Amount	%
(dollars in thousands)
Research and development	$4,175	$6,014	$(1,839)	(31)%
Selling, general and administrative	22,187	26,349	(4,162)	(16)%
Restructuring recovery	—	(2,937)	2,937	n/m
Loss on sale or disposal of assets, net of portion classified as cost of sales	—	6,942	(6,942)	n/m
Total operating expenses	$26,362	$36,368	$(10,006)	(28)%
About Lifecore Biomedical
Lifecore Biomedical, Inc. (Nasdaq: LFCR) is a fully integrated contract development and manufacturing organization (CDMO) that offers highly differentiated capabilities in the development, fill and finish of sterile injectable pharmaceutical products in syringes, vials, and cartridges, including complex formulations. As a leading manufacturer of premium, injectable-grade hyaluronic acid, Lifecore brings more than 40 years of expertise as a partner for global and emerging biopharmaceutical and biotechnology companies across multiple therapeutic categories to bring their innovations to market. For more information about the company, visit Lifecore’s website at www.lifecore.com.
Non-GAAP Financial Information
In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), this press release contains non-GAAP financial information. Adjusted EBITDA and free cash flow are non-GAAP measures and exclude certain items from net income or loss and operating cash flows, respectively, which are the most directly comparable financial measures calculated in accordance with GAAP. See the section entitled “Non-GAAP Financial Reconciliations” below for the company’s definitions of Adjusted EBITDA and free cash flows and reconciliations to net income or loss and operating cash flows, respectively, for each period presented.
The company has disclosed these non-GAAP financial measures to supplement its consolidated financial statements presented in accordance with GAAP. These non-GAAP financial measures exclude/include certain items that are included in the company’s results reported in accordance with GAAP because we believe they are not reflective of our core operations or indicative of our ongoing operations. Management believes these non-GAAP financial measures provide useful additional information to investors about trends in the company’s operations and are useful for period-over-period comparisons. Management uses Adjusted EBITDA and free cash flow, in addition to GAAP financial measures, to monitor trends in the company’s operations, understand and compare operating results, and monitor cash flows across accounting periods, for financial and operational decision making, for planning and forecasting purposes, and with respect to Adjusted EBITDA as a measure of performance for compensation decisions.
These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP financial measures may not be the same as similar measures provided by other companies due to the potential differences in methods of calculation and items being excluded/included. These non-GAAP financial measures should be read in conjunction with the company’s consolidated financial statements presented in accordance with GAAP.

Important Cautions Regarding Forward-Looking Statements
This press release contains forward-looking statements regarding future events and our future results that are subject to the safe harbor created under the Private Securities Litigation Reform Act of 1995 and other safe harbors under the Securities Act of 1933 and the Securities Exchange Act of 1934. Words such as “anticipate”, “estimate”, “expect”, “project”, “aim,” “designed to,” “plan”, “intend”, “believe”, “may”, “might”, “will”, “should”, “can have”, “likely” and similar expressions are used to identify forward-looking statements. In addition, all statements regarding our future financial and operating performance and strategy, including our belief that the newly signed programs will be additive to our high-value pipeline, and our expectation that each will contribute to our long-term revenue growth objectives starting in 2027, are forward-looking statements. All forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially, including such factors as, among others, the timing and amount of future expenses, revenue, net income (loss), Adjusted EBITDA, cash flow and capital requirements, and timing and availability of and the need for additional financing; our ability to maintain or expand our relationships with our current customers, including the impact of changes in consumer demand for the products we manufacture for our customers; our ability to grow and diversify our business with new customers, including the potential loss of development customers if they do not receive required funding or regulatory approvals or for other reasons; our ability to comply with covenants under our credit agreements and to pay required interest and principal payments when due; our ability to fund or pay redemptions of shares of the outstanding Series A Convertible Preferred Stock in accordance with their terms; our ability to raise additional capital for ongoing needs, including through equity financing, debt financing, collaborations, strategic alliances or licensing arrangements; the impact of macroeconomic events or circumstances on our operations and financial performance, including inflation, tariffs, interest rates, social unrest and global instability; the performance of our third-party suppliers; pharmaceutical industry market forces that may impact our customers’ success and continued demand for the products we produce for those customers; our ability to recruit or retain key scientific, technical, business development, and management personnel and our executive officers; our ability to comply with stringent U.S. and foreign government regulation in the manufacture of pharmaceutical products, including current Good Manufacturing Practice, or cGMP; the outcome and cost of existing and any new litigation or regulatory proceedings; and other risk factors set forth from time to time in the company’s filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the Transition Report on Form 10-KT for the transition period ended December 31, 2025 (the “December 2025 10-KT”). In addition, forward looking statements in this press release may be impacted by risks and uncertainties relating to the Company’s previously announced proposed merger pursuant to an Agreement and Plan of Merger dated September 27, 2026 among the Company, Lifecore Inc. and Hazel Merger Sub, Inc. These risks and uncertainties include, but are not limited to: (1) the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Lifecore’s business and the price of its common stock; (2) the occurrence of any fact, event, change, development or circumstance that could give rise to the termination of the transaction agreement, including in circumstances requiring Lifecore to pay a termination fee; (3) the proposed transaction and its announcement could have an adverse effect on the ability of Lifecore to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally; (4) risks related to the diversion of management’s attention from Lifecore’s ongoing business operations; (5) unexpected costs, charges or expenses resulting from the proposed transaction; (6) potential litigation relating to the proposed transaction that could be instituted against the parties to the transaction agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (7) certain restrictions during the pendency of the proposed transaction that may impact Lifecore’s ability to make changes in its business, pursue certain business opportunities or strategic transactions; (8) uncertainties pertaining to other business effects, including the effects of industry, market, economic, political or regulatory conditions, future interest rates and changes in tax and other laws, regulations, rates and policies, and (9) the effect of the announcement or pendency of the transaction on Lifecore’s business, operating results and relationships with collaborators, vendors, competitors and others. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to our filings with the SEC, including the risk factors contained in the December 2025 10-KT and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.

Forward-looking statements represent management’s current expectations as of the date hereof and are inherently uncertain. Except as required by law, we do not undertake any obligation to update forward-looking statements made by us to reflect subsequent events or circumstances.
Lifecore Biomedical, Inc. Contact Information:
Stephanie Diaz (Investors)
Vida Strategic Partners
415-675-7401
sdiaz@vidasp.com
Jennifer Arcure (Media)
Vida Strategic Partners
917-603-0681
jarcure@vidasp.com
Ryan D. Lake (CFO)
Lifecore Biomedical
952-368-6244
ryan.lake@lifecore.com

LIFECORE BIOMEDICAL, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)

(in thousands, except share and per share amounts)	September 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$23,035	$17,469
Accounts receivable, net	9,077	13,233
Accounts receivable, related party	11,995	12,929
Contract assets	10,275	7,655
Inventory	27,695	29,085
Prepaid expenses and other current assets	2,604	1,921
Total current assets	84,681	82,292
Property, plant and equipment, net	122,040	127,304
Goodwill	13,881	13,881
Other assets	7,701	8,700
Total assets	$228,303	$232,177
LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$8,587	$6,211
Accrued expenses and other current liabilities	13,453	17,362
Total current liabilities	22,040	23,573
Debt, net of current portion	5,535	5,694
Debt, net of current portion, related party	154,452	135,588
Debt derivative liability, related party	62,192	26,564
Other liabilities	6,360	6,698
Total liabilities	250,579	198,117
Commitments and contingencies
Series A Convertible Preferred Stock, $0.001 par value; 2,000,000 shares authorized; 50,187 and 47,466 shares issued and outstanding, redemption value $51,128 and $48,356	51,128	48,262
Stockholders’ (deficit) equity:
Common Stock, $0.001 par value; 75,000,000 shares authorized; 37,905,846 and 37,477,386 shares issued and outstanding	38	37
Additional paid-in capital	210,979	208,962
Accumulated deficit	(284,421)	(223,201)
Total stockholders’ deficit	(73,404)	(14,202)
Total liabilities, convertible preferred stock and stockholders’ deficit	$228,303	$232,177

LIFECORE BIOMEDICAL, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
(in thousands, except share and per share amounts)	2026	2025	2026	2025
Revenues	$13,586	$19,293	$39,302	$57,314
Revenues, related party	11,736	11,816	43,380	48,372
Total revenues	25,322	31,109	82,682	105,686
Cost of sales	18,496	23,318	59,319	70,981
Gross profit	6,826	7,791	23,363	34,705
Research and development expenses	1,421	1,963	4,175	6,014
Selling, general, and administrative expenses	6,299	8,895	22,187	26,349
Restructuring recovery	—	—	—	(2,937)
Loss on sale or disposal of assets, net of portion classified as cost of sales	—	—	—	6,942
Operating loss	(894)	(3,067)	(2,999)	(1,663)
Interest income	232	58	504	472
Interest expense	(425)	(551)	(1,359)	(1,721)
Interest expense, related party	(7,675)	(5,833)	(21,840)	(16,031)
Change in fair value of debt derivative liability, related party	(31,270)	(375)	(35,628)	(1,991)
Other (expense) income, net	(1)	110	219	359
Loss before income taxes	(40,033)	(9,658)	(61,103)	(20,575)
Income tax expense	(51)	(333)	(117)	(359)
Net loss	(40,084)	(9,991)	(61,220)	(20,934)
Preferred stock dividends	(941)	(874)	(2,772)	(2,573)
Accretion of preferred stock to redemption value	—	(48)	(94)	(144)
Loss available to common stockholders	$(41,025)	$(10,913)	$(64,086)	$(23,651)

Loss per share, basic and diluted	$(1.08)	$(0.29)	$(1.70)	$(0.64)

Weighted average shares outstanding, basic and diluted	37,845,478	37,402,912	37,633,816	37,148,750

Non-GAAP Financial Reconciliations
Adjusted EBITDA is a non-GAAP financial measure and excludes certain items from net income or loss, the most directly comparable financial measure calculated in accordance with GAAP. For the periods presented herein, we defined Adjusted EBITDA as net income or loss before (i) interest expense, net of interest income, (ii) income tax expense or benefit, (iii) depreciation, (iv) stock-based compensation, (v) change in fair value of debt derivatives, (vi) franchise tax, (vii) reorganization costs, (viii) restructuring costs or recovery, and (ix) loss on sale or disposal of assets. See “Non-GAAP Financial Information” above for further information regarding the company’s use of non-GAAP financial measures.

	Three months ended September 30,		Nine months ended September 30,
(in thousands) (unaudited)	2026	2025	2026	2025
Net loss (GAAP)	$(40,084)	$(9,991)	$(61,220)	$(20,934)
Interest expense, net	7,868	6,326	22,695	17,280
Income tax expense	51	333	117	359
Depreciation	2,410	1,981	7,235	5,968
Stock-based compensation	1,715	2,392	5,498	6,404
Change in fair value of debt derivatives	31,270	375	35,628	1,991
Franchise tax	52	63	152	83
Reorganization costs	720	1,571	3,509	5,104
Restructuring recovery	—	—	—	(2,937)
Loss on sale or disposal of assets	—	—	—	7,738
Adjusted EBITDA	$4,002	$3,050	$13,614	$21,056
Free cash flow is a non-GAAP financial measure that reduces operating cash flows, the most directly comparable financial measure calculated in accordance with GAAP, by capital expenditures. See “Non-GAAP Financial Information” above for further information regarding the company’s use of non-GAAP financial measures.

	Nine months ended September 30,
(in thousands) (unaudited)	2026	2025
Operating cash flows (GAAP)	$9,457	$12,506
Less: capital expenditures	(2,543)	(9,792)
Free cash flow	$6,914	$2,714